providing optimized global transportation of drybulk commodities Earnings Presentation Fourth Quarter 2018 6 March 2019

Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws. 2

Agenda 1 Highlights 2 Financial Summary 3 Scrubber Initiative 4 Industry Review * Appendix 3

Highlights

TCE Outperformance for 8 Consecutive Quarters Eagle Revenue + Cost Performance ▪ 1,200 4q18 TCE outperformance of USD 1,211 per day $12,142 ▪ $12,000 FY18 TCE outperformance of USD 890 per day $11,453 $11,281 1q19 ~90% $11,052 Fixed $10,452 1,000 $10,000 $9,124 $9,142 $8,660 800 $7,825 $8,000 600 $6,000 $6,049 $5,670 400 $4,000 $4,425 $2,938 $2,000 200 $- 0 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19e TC-in Days (RHS) Eagle TCE Adj. BSI Eagle OPEX + G&A ▪ TCE relative performance is benchmarked against the Adj. net BSI-52= gross BSI-52 net of commission, adjusted for owned-fleet profile ▪ 1q19 EGLE TCE as of March 1 2019 with ~90% of available days fixed & 1q19 Adj. BSI basis January-February 2019 actual and March FFA 5 ▪ G&A excludes stock-based compensation. | Please refer to Appendix for TCE definition and reconciliation

Significant Improvement in Operating Margins Adj. EBITDA Adj. EBITDA has increased by ~USD 152 million on an annualized basis since 1q16 $23.5 $21.1 $20.2 $18.8 $17.2 $9.3 $8.4 $4.6 $(2.0) $(3.4) $(6.7) $(14.5) 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 Core Business TCE Outperformance Contribution TCE Underperformance ▪ Please refer to Appendix for definition of Adjusted EBITDA and reconciliation 6

Leader in the Supramax/Ultramax Segment Eagle Fleet by Age Grouping U.S.-Listed Peer Group Fleet Profiles Total fleet = 46 vessels | ~8.7 yrs 3 - - 19 7 46 37 8 28 26 - - 14 9 2 6 - 6 2 Diana Genco 3 3 Scorpio Pangaea - StarBulk 1 EagleBulk - Safe Bulkers <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 GoldenOcean NaviosMP/MH Existing Fleet Vessels Bought Vessels Sold Supramax / Ultramax Handysize Panamax Capesize ▪ Eagle fleet count and age as of March 2019 ▪ Source(s): Company filings and VesselsValue 7

Financial Summary

Earnings $ Thousands except EPS 4q18 3q18 4q17 4q18YTD 4q17YTD REVENUES, net of commissions 86,692 69,093 74,587 310,094 236,785 EXPENSES Voyage expenses 24,721 15,126 18,155 79,566 62,351 Charter hire expenses 10,210 7,460 11,313 38,046 31,284 Vessel expenses 20,111 19,569 21,233 81,336 78,607 Depreciation and amortization 9,708 9,460 9,196 37,717 33,691 General and administrative expenses 8,464 8,883 8,136 36,157 33,126 Gain on sale of vessels 6 (236) (34) (335) (2,135) Total operating expenses 73,220 60,262 67,999 272,487 236,924 OPERATING INCOME / (LOSS) 13,472 8,831 6,588 37,607 (139) OTHER EXPENSES Interest expense, net 6,273 6,445 8,103 25,158 28,726 Loss/(Gain) on derivatives 713 (199) 100 (126) (38) Loss on debt extinguishment - - 14,969 - 14,969 Total other expense, net 6,986 6,246 23,172 25,032 43,657 Net Income / (Loss) 6,486 2,585 (16,584) 12,575 (43,796) EPS (Basic and Diluted) $ 0.09 $ 0.04 $ (0.24) $ 0.18 $ (0.63) Adjusted EBITDA 23,489 20,184 17,219 83,641 39,476 ▪ Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA 9

Balance Sheet + Liquidity

Liquidity Position (December 31, 2018)

Cash (including restricted cash)	78,164
Undrawn availability	20,000
Total Liquidity	**98,164**

Balance Sheet (December 31, 2018)

Cash*	78,164
Accounts Receivable	19,786
Inventory	16,138
Other Current Assets	15,341
Vessels, net	684,985
Other Assets	31,796
Total Assets	**846,209**
Accounts Payable	14,161
Current Liabilities	19,656
Debt (including $29.2M current)	330,760
Other Noncurrent Liabilities	2,027
Total Liabilities	366,603
Stockholder's Equity	479,606
Total Liabilities and Stockholder's Equity	846,209

Cash Flow from Ops – Quarterly (in millions)



-20
-24
13
-10
-7
-7
-5
-4
-2
2
-4
5
7
3
7
13
15
12
12
10
14
12
7
16
Cash flow from operations
ex Changes in operating assets and liabilities
1q16
2q16
3q16
4q16
1q17
2q17
3q17
4q17
1Q18
2Q18
3Q18
4Q18

Net Debt/Adjusted EBITDA (in millions)



$300
$250
$200
$150
$100
$50
$0
8.0
6.0
4.0
2.0
-
$247
$37
$267
$34
$270
$69
$272
$75
$253
$85
$238
$81
$260
$84
2q17
3q17
4q17
1q18
2q18
3q18
4q18
Net Debt (LHS)
Annualized Adj EBITDA (LHS)
Net Debt/Annualized Adj EBITDA Ratio (RHS)

EAGLE BULK

- Cash includes Cash, cash equivalents and restricted cash
- Liquidity and Balance sheet figures are in thousands USD
- Debt is net of $7.8m of debt discount and deferred financing costs
- Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

10

Cash Flow 4q18 ($ Millions) 2018 Full Year ($ Millions) *Includes Cash, cash equivalents and restricted cash 11

Cash Breakeven per Vessel per Day 4q18 3q18 FY 18 FY17 OPERATING Vessel Expenses $ 4,674 $ 4,547 $ 4,725 $ 4,825 Drydocking 415 442 484 158 G&A 1,691 1,576 1,566 1,497 Total Operating 6,780 6,565 6,775 6,480 DEBT SERVICE Interest Expense 1,350 1,390 1,351 819 Debt Principal Repayment 930 - 232 - TOTAL CASH BREAKEVEN $ 9,060 $ 7,955 $ 8,358 $ 7,299 Full Year 2018 Cash Breakeven by Category Drydocking 6% G&A 19% Vessel Expenses Debt Service 56% 19% ▪ G&A excludes stock-based compensation. 12

Scrubber Initiative

Eagle Fleet Scrubber Initiative Update ▪ Thirty-seven vessels to be retrofitted with scrubbers ▪ First scrubber install underway with 4 more expected by April ▪ Thirty-four scrubbers expected to be installed by January 2020, with remaining three to be installed in early 2020 during statutory drydocks ▪ Project cost estimated at USD 83 million – basis 37 scrubbers ▪ Funding is planned basis cash on-hand and amounts available under credit facilities ▪ Please go to Appendix for CAPEX schedule 14

Update on IMO Regulation + Scrubber Orderbook Regulation Update: PPR 6 Subcommittee ▪ Recommended actions for Flag and PSC to take in non-compliance scenarios ▪ Fuel Oil Non-Availability Report (FONAR) template adopted ▪ Grandfathering provision will apply to systems installed before adoption of revised 2015 guidelines (expected mid-2020) ▪ Referred recommendation for further study on washwater to MEPC-74 meeting in May Scrubber Uptake 4,000 3,638 40% 37% 3,375 3,500 35% 3,000 2,673 30% 2,500 25% 2,000 1,801 20% 1,458 1,500 16% 15% 13% 1,000 663 10% 10% 420 359 500 983 5% 16 447 283 242 - 0% 0% Fleet Scrubbers Fleet Scrubbers Fleet Scrubbers Fleet Scrubbers Scrubbers Capesize Panamax/ Kamsarmax Supramax/ Ultramax Handysize Drybulk Total Current Orders Forecast Orders (end 2020) ▪ PPR = Pollution Prevention and Response ▪ Scrubber uptake source: DNB Markets – January 2019 (for current and forecasted future ordering) and Nov 2018 (for % split by size class) 15

Industry Review

Historical Rates and 2019 Forward Curve Baltic Supramax Index (BSI) $17,000 30 $15,000 25 $13,000 20 $11,000 $9,000 15 $7,000 10 $5,000 5 $3,000 $1,000 0 Feb-16 May-16 Aug-16 Nov-16 Feb-17 May-17 Aug-17 Nov-17 Feb-18 May-18 Aug-18 Nov-18 Feb-19 May-19 Aug-19 Nov-19 China Coal Imports, tons in millions (RHS) BSI (LHS) BSI FFA Curve ▪ Source(s): Clarksons 17

2019f Supramax/Ultramax Net Fleet Growth of ~2% Drybulk Deliveries + Scrapping (DWT) 100 80 60 2019f total Drybulk net fleet growth of 3.0% 40 20 0 -20 2019f Supramax/Ultramax net fleet growth of 2.2% -40 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e 2019f 2020f Total Deliveries Total Demolition Drybulk Net Supply Supramax/Ultramax Net Supply ▪ Source(s): Clarksons ▪ Scrapping for 2019 and beyond projected at 7.8m MT (total Drybulk) and 1.3m MT (Supramax/Ultramax) per year. 18 ▪ Forecasted slippage assumed at 25%

Supramax/Ultramax Orderbook at 7% of the Fleet Full year Contracting (by DWT) vs BDI 120 ▪ Total drybulk orderbook stands at 11% of the fleet 1,800 104.0 1,600 100 1,400 80 1,200 63.4 1,000 60 800 41.2 38.3 40 34.1 600 400 20 8.7 200 0 - 2013 2014 2015 2016 2017 2018e Handysize Supramax/Ultramax Panamax/Kamsarmax Capesize BDI (RHS) ▪ Source: Clarksons 19

Minor Bulk Demand Leading Drybulk Growth Drybulk Trade (DT) vs. Global GDP 14.0% 2.75 12.0% 2.25 10.0% 8.0% 1.75 6.0% 1.25 4.0% 2.0% 0.75 0.0% 0.25 -2.0% -4.0% (0.25) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019f 2020f DT / GDP ratio (RHS) GDP Y/Y % (LHS) DT Y/Y % (LHS) DT/GDP ratio avg.(RHS) Annualized Growth Rates Historical Last Current Next 2015-17 2018 2019f 2020f Global GDP 3.5% 3.7% 3.5% 3.6% China 6.8% 6.6% 6.2% 6.2% India 7.3% 7.3% 7.5% 7.7% Dry Bulk Trade 1.8% 2.3% 2.2% 2.2% Iron Ore 3.2% 0.0% 0.5% 1.4% Coal -0.3% 3.3% 1.9% 1.5% Grains 5.4% 0.0% 4.0% 3.0% Minor Bulk 1.5% 3.8% 3.3% 3.1% ▪ Source(s): Clarksons, IMF ▪ Drybulk Trade growth (chart) adjusted for ton miles 20 ▪ Drybulk Trade / Global GDP ratio for 2009 excluded from historical average calculation

APPENDIX

Evaluating TCE Relative Performance

This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment

- Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-52 benchmark
- For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel
- **Ultimately, it's about yield –** the expected earnings ability of a vessel versus its cost

Supramax/Ultramax TCE Performance Matrix

SHIP TYPE	SIZE (DWT)		VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL)			
			JAPANESE		CHINESE	
	FROM	TO	FROM	TO	FROM	TO
BSI-52	52,000		100.0%			
1	50,000	55,000	94.0%	100.0%	85.0%	90.0%
2	55,000	60,000	98.0%	107.0%	92.0%	100.0%
3	60,000	65,000	112.0%	120.0%	112.0%	116.0%

Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-52 ship

The BSI-52 is based on the 52k DWT Japanese TESS-52 design Supramax and is gross of commissions

A Chinese 60-65k DWT Ultramax should earn a premium of 12-16% to the net BSI-52, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

For Illustrative Purposes Only

- Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures
- Index Factors can change somewhat with movements in both fuel prices and (spot) rate environment

EAGLE BULK

22

Corporate Structure Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) Eagle Bulk Mgmt. LLC 100% (EBM) 100% 100% Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC (EBSC) (EBUC) 25 vessels 21 vessels USD 196m Bond USD 153m Term Loan USD 15m RCF USD 55m RCF EBSC debt is non- recourse to the parent All management services (strategic / commercial / operational / technical / administrative) are performed inhouse by EBM, a wholly-owned subsidiary of the Parent ▪ As of January 2019 23

TCE Reconciliation $ Thousands except TCE and days 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 Revenues, net $ 21,278 $ 25,590 $ 35,788 $ 41,836 $ 45,855 $ 53,631 $ 62,711 $ 74,587 $ 79,371 $ 74,939 $ 69,093 $ 86,692 Less: Voyage expenses (9,244) (7,450) (11,208) (14,192) (13,353) (13,380) (17,463) (18,155) (22,515) (17,205) (15,126) (24,721) Charter hire expenses (1,489) (1,668) (3,822) (5,866) (3,873) (6,446) (9,652) (11,312) (10,268) (10,108) (7,460) (10,209) Reversal of one legacy time charter 1,045 793 670 432 (302) 584 329 426 (86) (404) 497 (226) Realized gain/(loss) - FFAs & Bunker Swaps - - (449) (113) - 83 248 (349) 117 345 284 (211) TCE revenue $ 11,590 $ 17,265 $ 20,979 $ 22,097 $ 28,326 $ 34,473 $ 36,173 $ 45,197 $ 46,619 $ 47,567 $ 47,288 $ 51,326 Owned available days * 3,945 3,902 3,700 3,653 3,620 3,771 4,177 4,324 4,218 4,153 4,192 4,227 TCE $ 2,938 $ 4,425 $ 5,670 $ 6,049 $ 7,825 $ 9,142 $ 8,660 $ 10,452 $ 11,052 $ 11,453 $ 11,281 $ 12,142 ▪ Please see the Definitions slide in the Appendix for an explanation of Owned Available Days 24

EBITDA Reconciliation $ Thousands 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 Net Income / (Loss) $(39,279) $(22,496) $(19,359) $(142,389) $(11,068) $(5,888) $(10,255) $(16,584) $ 53 $ 3,451 $ 2,585 $ 6,486 Less adjustments to reconcile: Interest expense 2,818 4,903 7,434 6,644 6,445 6,859 7,837 8,236 6,261 6,387 6,574 6,521 Interest income (3) (0) (88) (124) (190) (186) (143) (133) (95) (112) (129) (248) EBIT (36,464) (17,593) (12,013) (135,868) (4,813) 785 (2,561) (8,481) 6,219 9,726 9,030 12,759 Depreciation and amortization 9,397 9,654 9,854 9,979 7,493 8,021 8,981 9,196 9,276 9,272 9,460 9,708 EBITDA (27,068) (7,939) (2,159) (125,889) 2,680 8,805 6,420 715 15,495 18,998 18,490 22,467 Less adjustments to reconcile: Stock based compensation 827 842 (735) 1,273 2,171 2,478 2,350 1,740 3,511 2,410 2,100 1,187 One-time and non-cash adjustments 11,756 436 (509) 122,656 (297) (1,977) (373) 14,764 (170) (276) (406) (165) Adjusted EBITDA* $(14,486) $ (6,661) $ (3,403) $ (1,961) $ 4,553 $ 9,307 $ 8,397 $ 17,219 $18,835 $21,132 $20,184 $23,489 ▪ Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA 25

Eagle Debt Terms CLOSED November 2017 January 2019 PARENT Eagle Bulk Shipping Inc. ISSUER/BORROWER Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC LOAN TYPE Bond RCF Term Loan RCF AMOUNT USD 200m USD 15m USD 153m USD 55m OUTSTANDING USD 196m - USD 153m - Super Senior SECURITY Senior Secured Senior Secured Secured RECOURSE Ringfenced and non-recourse to the Parent Parent Guarantee COLLATERAL 25 vessels 21 vessels INTEREST RATE 8.25% fixed L+200bps L+250bps TENOR 5 years 5 years MATURITY 2022 2024 USD 20.2m for first year (starting April 2019) AMORTIZATION USD 8m/year N/A and USD 26.1m/year thereafter ▪ Debt levels and fleet count as of January 2019 26

Owned Fleet

Total Fleet: 46 Vessels		2669 DWT (MT, thousands)	8.7 Age
EBSC		**EBUC**	
Vessel	DWT	Vessel	DWT
1 Singapore Eagle	63.4	1 New London Eagle	63.1
2 Stamford Eagle	61.5	2 Cape Town Eagle	63.7
3 Sandpiper Bulker	57.8	3 Westport Eagle	63.3
4 Roadrunner Bulker	57.8	4 Hamburg Eagle	63.4
5 Puffin Bulker	57.8	5 Madison Eagle	63.3
6 Petrel Bulker	57.8	6 Greenwich Eagle	63.3
7 Owl	57.8	7 Groton Eagle	63.3
8 Oriole	57.8	8 Fairfield Eagle	63.3
9 Thrasher	53.4	9 Southport Eagle	63.3
10 Egret Bulker	57.8	10 Rowayton Eagle	63.3
11 Crane	57.8	11 Mystic Eagle	63.3
12 Canary	57.8	12 Stonington Eagle	63.3
13 Bittern	57.8	13 Nighthawk	57.8
14 Stellar Eagle	56.0	14 Martin	57.8
15 Crested Eagle	56.0	15 Kingfisher	57.8
16 Crowned Eagle	55.9	16 Jay	57.8
17 Jaeger	52.2	17 Ibis Bulker	57.8
18 Cardinal	55.4	18 Grebe Bulker	57.8
19 Kestrel I	50.3	19 Gannet Bulker	57.8
20 Skua	53.4	20 Imperial Eagle	56.0
21 Shrike	53.3	21 Golden Eagle	56.0
22 Tern	50.2		
23 Osprey I	50.2		
24 Goldeneye	52.4		
25 Hawk I	50.3		
25 Vessels	**1,392.0**	**21 Vessels**	**1,276.6**

- Fleet count and age as of March 2019

EAGLE BULK

27

2020 Global Sulphur Limit IMO Regulation ▪ Global limit for sulphur content of ships’ fuel will decrease from 3.50% to 0.50% ▪ New limit will come into effect on 1 January 2020 ▪ Ships can meet requirements by either using low-sulphur compliant fuel or installing exhaust cleaning systems (“scrubbers”) ▪ High sulfur fuel carriage ban for ships without scrubbers will enter force March 1, 2020 – providing a robust enforcement mechanism for IMO 2020 compliance Implications on shipping ▪ Higher fuel costs encourage slow steaming to reduce fuel consumption ▪ Slow steaming effectively reduces supply thereby improving global fleet utilization leading to higher rates ▪ Scrapping may increase for vessels that are older and less fuel-efficient Optimal Speed basis $400/mt fuel Optimal Speed basis $650/mt fuel Cost Cost 9.00 10.00 11.00 12.00 13.00 14.00 15.00 9.00 10.00 11.00 12.00 13.00 14.00 15.00 Optimal Speed [knots] Optimal Speed [knots] 28

CAPEX Schedule Count of Dry Dockings, Ballast Water Treatment/Scrubber Installations, Estimated Offhire Days 18 320 16 267 270 14 246 220 220 12 192 10 167 170 8 120 6 87 12 12 12 11 11 70 9 10 9 4 7 6 20 2 5 4 2 1 2 2 1 - - (30) 1q19 2q19 3q19 4q19 2020 2021 Statutory Drydock Count BWTS Count Scrubber Count Total Offhire Days (RHS) Estimated Capital Expenditure $30.0 $24.7 $25.0 $22.0 $21.5 $19.7 $19.8 $20.0 $15.0 $11.3 $10.0 $5.0 $- 1q19 2q19 3q19 4q19 2020 2021 Drydock Capex BWTS Capex Scrubber Capex ▪ Actual duration of off-hire days will vary based on the condition of the vessel, yard schedules and other factors ▪ Actual costs will vary based on various factors, including where the drydockings are actually performed 29 ▪ BWTS and Scrubbers require advance payments as per the contract terms. Excludes vessels sold in 2019.

Definitions Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income/(loss), operating income/(loss), cash flows provided by/(used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain/(loss) on sale of vessels, stock-based compensation and restructuring expenses that the Company believes are not indicative of the ongoing performance of its core operations. TCE Time charter equivalent ("TCE") is a non-GAAP financial measure that is commonly used in the shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and realized gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. The Company calculates relative performance by comparing TCE against the Baltic Supramax Index ("BSI") adjusted for commissions and fleet makeup. Owned available days is the aggregate number of days in a period during which each vessel in our fleet has been owned by us less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues. 30

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